UBS Life Insurance Company USA

10th Floor	Mailing Address:
1200 Harbor Blvd.	P.O. Box 1795
Weehawken, NJ 07086	Erie, PA 16507-0795

Direct Line:	1-201-352-2385
Toll-Free:	1-800-986-0088

UBS Life

August 24, 2018

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	UBS Life Insurance Company USA Separate Account

File No. 811-07536

Filing Under Rule 30b2-1

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), UBS Life Insurance Company USA Separate Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report of the underlying management investment company, the AB Variable Products Series Fund, Inc. (formerly AllianceBernstein Variable Products Series Fund Inc).

Pursuant to Rule 30b2-1 under the Act, on August 17, 2018, the AB Variable Products Series Fund, Inc. (811-05398) filed its semi-annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Sincerely,

/s/ Vanessa Friedhoff

Vanessa Friedhoff

Secretary

cc: Frederick R. Bellamy, Esq.